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                                   FORM 8-A

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR (G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                       SPLASH TECHNOLOGY HOLDINGS, INC.
_______________________________________________________________________________
            (Exact name of Registrant as specified in its charter)




          Delaware                                          77-0418472
_______________________________________________________________________________
(State of incorporation or organization)   (I.R.S. Employer Identification No.)




    555 Del Rey Avenue, Sunnyvale, CA                            94086
_______________________________________________________________________________
(Address of principal executive offices)                       (Zip Code)




Securities to be registered pursuant to Section 12(b) of the Act:

                                     NONE
______________________________________________________________________________



Securities to be registered pursuant to Section 12(g) of the Act:


                        COMMON STOCK,  $0.001 PAR VALUE
______________________________________________________________________________
                               (Title of Class)




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Item 1.  Description of Registrant's Securities to be Registered
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         Incorporated by reference to Description of Capital Stock section on pages 51-52 of the Preliminary Prospectus contained in Registrant's Registration Statement on Form S-1 filed with the Securities and Exchange Commission on August 5, 1996 (the "Registration Statement").

Item 2.  Exhibits
          --------

         The following exhibits are filed as a part of this registration

         *1.  Certificate of Incorporation of Registrant.

         ----------------------


*    Incorporated by reference to Exhibit 3.2 to the Registration Statement.




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                                   SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Date: October 7, 1996                   SPLASH TECHNOLOGY HOLDINGS, INC.



                                        By: /s/ Joan Platt
                                           ---------------------------------
                                        Joan Platt
                                        Vice President, Finance and
                                         Administration and Chief Financial
                                         Officer




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